Earle MacKenzie – EVP / COO

June 9, 2009

RBC Capital Markets

2009 Technology, Media and Communications
Conference

Exhibit 99.1

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements  include, without limitation, risks related to the following:

Increasing competition in the communications industry; and

A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Copies of this Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.  Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth.   Shentel also uses these financial performance measures to evaluate the performance of its business and for budget planning purposes.

Agenda

Introduction and Shentel Overview

Overview of Wireless

Overview of Wireline

Overview of Cable

Financials

Shenandoah Telecommunications Company

Reporting Segments: Wireless, Wireline and Cable

Shentel Management Company: Allocation subsidiary for all
employees and shared expenses

Allocation Subsidiary

Wireline Entities

Wireless Entities

Shenandoah
Telecommunications
Company

Shentel Cable
Company

Shentel Service
Company

Shenandoah Mobile
Company

Shenandoah Cable
Television Company

Shentel Management
Company

Shentel
Communications
Company

Shenandoah
Telephone Company

Shenandoah
Personal
Communications
Company

Shenandoah Network
Company

Shenandoah Long
Distance Company

Cable Entities

Business Overview

Public company  with 4,400+ shareholders

≈ 70% individual / 30% institutional

Sprint PCS Affiliate of Sprint Nextel

Profitable

Strong growth

Healthy balance sheet

Continuity of ownership & management

Focused business plan

Growth Strategy – Capitalize on Core Competencies

Wireless

Increase penetration in existing PCS footprint

Look for new wireless opportunities in surrounding
geographic areas

Wireline

Attractive markets at reasonable prices

Cable

Focus on smaller less competitive markets

Build clusters to gain operating efficiencies

Upgrade networks to offer “Triple Play”

Segment Overview

12 Months Ending March 31, 2009

Revenue by Segment

Operating Income Before Depreciation &
Amortization (OIBDA) by Segment

Total External Revenues = $150.9 million

Segment

OIBDA

% Margin

% of Total

Wireless

$58.3

54%

77%

Wireline

22.0

66%

29%

Cable

0.1

1%

0%

Other

(4.3)

N/A

-6%

Total

$76.1

50%

Agenda

Introduction and Shentel Overview

Overview of Wireless

Overview of Wireline

Overview of Cable

Financials

SHENTEL

Altoona
PENNSYLVANIA
Harrisburg
York
Hanover
Hagerstown
MARYLAND
Baltimore
Winchester
Washington D.C.
VIRGINIA
Harrisonburg

PCS Overview

One of 3 remaining Sprint Nextel
affiliates

2.3 million licensed POPs

2.0 million covered POPs

213k total subscribers

10.85% penetration of covered
POPs

419 CDMA base stations

237 EVDO enabled cell sites

87.5% EVDO covered POPs

$41,000 Estimated Average
household income

SHENTEL

154
187
211
213
2006
2007
2008
1Q09

332
346
52
411
211
419
237
2006
2007
2008
1Q09

1.90%
2.30%
1.90%
2.15%
2006
2007
2008
1Q09

8.8%
10.3%
10.9%
10.9%
2006
2007
2008
1Q09

Key Operational Metrics – PCS

Period Ending

Retail Subscribers (000s)

Number of Cell Sites

Churn (%)

Penetration (%)

EVDO Sites

Non-EVDO Sites

Attractive Service Revenue Growth – PCS

12 Months Ending

Gross Billed PCS Revenue ($ millions)1

1 Before credits and fees

20.8% CAGR

$138.8
$118.8
$8.2
$8.0
$11.6
$8.8
$82.3
$7.2
$9.4
$15.3
$10.4
$96.5
3/31/08
3/31/09

PCS Revenues
12 Months Ending

Billed Revenue ($ millions)

Up 16.8%

Bad Debt

Management Fee

Service Credits

Service Fee

Net Revenue

$54.90
$12.60
$42.30
$55.10
$13.52
$41.58
$57.42
$16.76
$40.67
$56.35
$17.14
$39.21
$56.62
$17.99
$38.62
1Q08
2Q08
3Q08
4Q08
1Q09

PCS Revenue per Subscriber

Period Ending

Gross Billed Revenue per Subscriber1

1 Before credits and fees

Voice

Data

$114.4
$96.8
$111.3
3/31/07
3/31/08
3/31/09

$37.0
$46.6
$58.3
3/31/07
3/31/08
3/31/09

Wireless Segment
12 Months Ending

Reported Revenue ($ millions)

OIBDA ($ millions)

25.5% CAGR

1

1 Decrease in revenue between 3/31/2007 and 3/31/2008 is the result of the change in accounting for the Sprint Nextel contract amendment.

SHENTEL

$50
$40
$30
$20
$10
$0
$7.8
$14.1
$45.1
$30.6
2006
2007
2008
2009E

Capital Expenditures – Wireless

 12 Months Ending

Capital Expenditures by Category ($ millions)

Other

Capacity

Coverage

EVDO

Mobile

# Cell Sites

332

346

411

489

% Covered POPs

77%

79%

85%

89%

# EVDO Sites

0

52

211

318

% POPs Covered

N/A

27%

86%

92%

Agenda

Introduction and Shentel Overview

Overview of Wireless

Overview of Wireline

Overview of Cable

Financials

Wireline Customers

12 Months Ending March 31, 2009

24.1k LEC access lines

10.3k DSL subscribers

4.8k dial-up Internet
subscribers

10.7k long distance
subscribers

Pending Acquisition of North
River Telephone

1.0k access lines

One FTTH community in
service outside of LEC area

Fiber Network

Route miles: 756

Fiber miles: 46,733

24.8
24.4
24.1
3/31/07
3/31/08
3/31/09

DSL
Dial-up
7.0
9.4
8.7
6.8
10.3
4.8
3/31/07
3/31/08
3/31/09

Access lines (000s)

-0.9% CAGR

Internet Customers (000s)

1 DSL only available within LEC area

2 Dial-up offered inside and outside the LEC area

Wireline Customers

12 Months Ending

$43.0
$44.7
$45.1
3/31/07
3/31/08
3/31/09

$19.7
$20.7
$22.0
3/31/07
3/31/08
3/31/09

Wireline Overview
12 Months Ending

Revenue ($ millions)

OIBDA ($ millions)

Agenda

Introduction and Shentel Overview

Overview of PCS

Overview of Wireline

Overview of Cable

Financials

Cable TV Overview

Complimentary (with LEC business)

16k Homes Passed

8.3k Video Subscribers

Offensive positioning (Outside ILEC)

44k Homes Passed

17k Video, 1.2k Internet, 0 Voice Subscribers

One-way now, two way in 2009/2010

YE09 – HD, DVR, VOD, Internet, Voice

25.2
8.4
8.3
6.2
5.6
20.0
2.2
2.7
5.2
3/31/07
3/31/08
3/31/09

$5.0
$5.1
$8.6
3/31/07
3/31/08
3/31/09

$0.0
($0.3)
$0.1
3/31/07
3/31/08
3/31/09

Cable TV

12 Months Ending

Subscribers (000s)

Revenue ($ millions)

OIBDA ($ millions)

1 Includes Rapid Communications acquisition – December 2008

1

1

1

Digital

Basic

Agenda

Introduction and Shentel Overview

Overview of PCS

Overview of Wireline

Overview of Cable

Financials

SHENTEL

$175
$150
$125
$100
$75
$50
$25
$0
$152.3
$133.5
$150.9
3/31/07
3/31/08
3/31/09

$16.4
$22.9
$27.1
3/31/07
3/31/08
3/31/09

Key Financial Results – Continuing Operations1

12 Months Ending

Net Income from Continuing Operations

($ millions)

28.7% CAGR

Revenue ($ millions)

1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

2 Decrease in revenue between 3/31/2007 and 3/31/2008 is the result of the change in accounting for the Sprint Nextel contract amendment.

2

Wireless

Wireline

Cable

$29.0
$38.0
$48.2
3/31/07
3/31/08
3/31/09

$51.5
$62.2
$76.1
3/31/07
3/31/08
3/31/09

Operating Income ($ millions)

Operating Income Before Depreciation &
Amortization ($ millions)

Key Financial Results – Continuing Operations1

12 Months Ending

1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

SHENTEL

$0.70
$0.97
$1.15
3/31/07
3/31/08
3/31/09

$0.58
$0.83
$0.65
3/31/07
3/31/08
3/31/09

Key Financial Results – Consolidated

12 Months Ending

Earnings Per Share

- Continuing Operations1

Earnings Per Share

-  Net Income

2

1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

2 Includes $10.7 million write down of Converged Service Business Unit ($0.45 per share) in Q1 2009

$74.0
$65.6
$23.8
$20.0
$19.6
$29.1
$14.8
$45.1
$30.6
$14.1
2007
2008
2009E

Total Capex

12 Months Ending

Wireless

Wireline

Cable

Capital Expenditures by Segment ($ millions)

Q&A

Appendix

Non-GAAP Financial Measure – Billed Revenue per Subscriber

Period Ending

Gross billed revenue

1Q08

2Q08

3Q08

4Q08

1Q09

Wireless segment total operating revenues

$24,407

$27,341

$27,526

$27,611

$28,804

Equipment revenue

(1,300)

(1,511)

(1,410)

(994)

(1,270)

Other revenue

(2,055)

(3,320)

(1,876)

(2,270)

(2,174)

Wireless service revenue

21,052

22,510

24,240

24,347

25,360

Service credits

3,498

3,683

4,000

3,836

3,764

Write-offs

2,496

1,750

1,903

1,914

1,705

Management fee

2,091

2,203

2,336

2,404

2,482

Service fee

2,300

2,423

2,570

2,644

2,730

Gross billed revenue

$31,437

$32,571

$35,049

$35,115

$36,041

Average subscribers

190,870

197,055

203,454

207,882

212,196

Voice Gross Revenue per Subscriber

$42.30

$41.58

$40.67

$39.21

$38.62

Data Gross Revenue per Subscriber

12.6

13.52

16.76

17.14

17.99

Total Gross Billed Revenue per Subscriber

$54.90

$55.10

$57.42

$56.35

$56.62

Dollars in thousands (except subscribers and revenue per subscriber)

Dollars in thousands

Wireless

Wireline

Cable

Other

Consolidated

Operating Income

$40,542

$13,926

($1,684)

($4,589)

$48,195

Depreciation and amortization

17,791

8,072

1,738

315

27,915

OIBDA

$58,333

$21,998

$54

($4,274)

$76,110

Non-GAAP Financial Measure – OIBDA

12 Months Ended 3/31/2009

Dollars in thousands

Wireless

Wireline

Cable

Other

Consolidated

Operating Income

$30,260

$14,200

($1,336)

($5,082)

$38,042

Depreciation and amortization

16,347

6,468

1,035

262

24,112

OIBDA

$46,607

$20,668

($301)

($4,820)

$62,154

Non-GAAP Financial Measure – OIBDA

12 Months Ended 3/31/2008

Dollars in thousands

Wireless

Wireline

Cable

Other

Consolidated

Operating Income

$21,473

$14,057

($1,071)

($5,473)

$28,986

Depreciation and amortization

15,544

5,610

1,094

239

22,487

OIBDA

$37,017

$19,667

$23

($5,234)

$51,473

Non-GAAP Financial Measure – OIBDA

12 Months Ended 3/31/2007

Earle MacKenzie – EVP / COO

June 9, 2009

RBC Capital Markets

2009 Technology, Media and Communications
Conference